EXHIBIT 10.61

                     AMENDMENT NO. 1 TO WARRANT AGREEMENT


      This Amendment No. 1 to Warrant Agreement is made and entered into this 20th day of April, 1998 by and between U S Liquids Inc., a Delaware corporation (the "Company"), Van Kasper & Company ("VKCO") and Sanders Morris Mundy Inc. ("SMM") (VKCO and SMM are hereinafter collectively referred to as the "Representatives").

      WHEREAS, the Company and the Representatives are parties to that certain Warrant Agreement, dated as of August 25, 1997 (the "Warrant Agreement"); and

      WHEREAS, the parties hereto desire to amend the Warrant Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

      1. The capitalized terms used herein and not otherwise defined herein shall have their respective meanings as set forth in the Warrant Agreement.

      2. Section 6(c)(vi) of the Warrant Agreement is hereby amended to read in its entirety as follows:

            "(vi) EXCLUDED EVENTS. Notwithstanding anything in this Section 6 to the contrary, the Exercise Price shall not be adjusted by virtue of
            (i) the Warrants or the existence or exercise of any Options of the Company outstanding on the date hereof and disclosed in the Prospectus, or (ii) the issuance or sale of, or the grant of Options to purchase, Common Stock to employees, directors, or officers of the Company or its subsidiaries, or to other persons who do not beneficially own more than one percent of the Common Stock (assuming for this purpose that all Options then held by the person, including new Options then being granted, but no other Option or Convertible Securities, have then been exercised in full) and are not the children of such a one percent or greater shareholder or the spouses of such children, pursuant to stock option plans currently existing or hereafter approved by the Board of Directors of the Company, provided that the exercise price is no less than the lower of fair market value at the time of grant (as determined in accordance with the applicable stock option plan) or the Current Market Price at the time of grant (all as determined in accordance with this Section 6(c)), or (iii) the issuance or sale of any Common Stock as all or part of the consideration for an acquisition by the Company of assets or securities of a third party, provided that the acquisition is approved by the Board of Directors of the Company or a duly appointed committee thereof."
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      3. Notwithstanding anything to the contrary in the Warrant Agreement, each of the Representatives hereby agrees that no adjustments to the Exercise Price shall be made as the result of any acquisition made by the Company prior to the date hereof.

      4. Except as specifically provided herein, the terms and provisions of the Warrant Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of Texas without regard to principles of conflicts of law.

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed as of the date first above written.

                                          U S LIQUIDS INC.



                                    By:   ____________________________________
                                          Name:_______________________________
                                          Title:________________________________



                                          VAN KASPER & COMPANY



                                    By:   _____________________________________
                                          Name:_______________________________
                                          Title:________________________________



                                          SANDERS MORRIS MUNDY INC.



                                    By:   _____________________________________
                                          Name:_______________________________
                                          Title:________________________________